BANK BORROWINGS	12 Months Ended
Dec. 31, 2022
BANK BORROWINGS
BANK BORROWINGS

13. BANK BORROWINGS

The Group borrowed approximately RMB1,473,567 and RMB838,859 in different currencies from several commercial banks with weighted average interest rate of 3.83% and 3.13%, and repaid RMB953,387 and RMB727,500 in 2021 and 2022, respectively. These bank loans have maturities ranging from one to seven years and are used for the daily operations and investing activities of the Group. As of December 31, 2022, the unused lines of credit in the Group amounted to RMB1,789,015 which is available for future borrowing.

As of December 31, 2022, RMB464 million bank borrowing was provided by the bank for the sole use of the investment in Jiangsu Yitong and the Group has pledged 20.48% equity interest in Jiangsu Yitong to the bank. For some of the long-term bank borrowings, there are certain customary covenants regarding limits on levels of indebtedness, mergers, asset dispositions, changes in business, advances, investments, loans, restricted payments and financial condition such as the profitability, debt ratio, liquidation ratio and etc. Failure to meet any of the above requirements would result in an event of default that would allow lenders to declare amounts outstanding immediately due and payable and would allow the lenders to enforce their interests against collateral pledged if we were unable to settle the amounts outstanding. We were in compliance with all financial debt covenants as of December 31, 2022.

13. BANK BORROWINGS - CONTINUED

The principal repayment schedule of the bank borrowings in the following five years is listed as below:

Repayment Amount
RMB
2023	512,000
2024	140,000
2025	260,000
2026	65,000
2027 and thereafter	219,210